UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8 K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                 March 24, 2005

                              Datameg Corporation
             (Exact Name of Registrant as Specified in Its Charter)

           New York                  000-12493                13-3134389
        (State or Other        (Commission File Number)    (IRS Employer
         Jurisdiction of                                   Identification No.)
         Incorporation)

                9 West Broadway, Boston MA                   02127
           (Address of Principal Executive Offices)        (Zip Code)

                                 (413) 642 0160
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 8.01 Other Events

Datameg Corp. (the "Company") announced today the official results of its recently concluded shareholder solicitation. After tabulating all votes received, the Company is pleased to announce that the holders of a majority of the shares outstanding on the record date of January 12, 2005 voted in favor of each of the Company's five proposals, summarized below.

Accordingly, each of the five proposals has been approved.

Documentation of the vote has been reviewed by Datameg securities counsel and has been certified. The Company had 258,891,084 shares outstanding on the record date.

The following table illustrates the official vote for each proposal:

	     Proposal 1	  Proposal 2   Proposal 3  Proposal 4   Proposal 5
--------------------------------------------------------------------------
Votes For    141,563,854  134,633,098 199,892,339 136,520,490  196,806,163
Percentage     54.7%	     52.0%	77.2%	    52.7%	 76.0%
	       =====         =====      =====       =====        =====

Votes Against  3,517,759   4,456,622   12,555,365   3,617,534	15,930,389
Percentage	1.4%	     1.7%	 4.8%	     1.4%	  6.2%
               =====        =====       =====       =====        =====
---------------------------------------------------------------------------

The balance of the shares outstanding did not vote, were broker non-votes or abstained.

Proposal 1 asked shareholders to approve a proposed change in the state of incorporation of Datameg Corp. from New York to Delaware.

Proposal 2 asked shareholders to approve a proposal to amend the Datameg Bylaws.

Proposal 3 asked shareholders to approve a proposal to fix the number of directors at one and to elect Andrew Benson as the sole director, to serve until the next annual meeting of the stockholders of Datameg.

Proposal 4 asked shareholders to approve a proposal to ratify, confirm, and approve, in all respects, the Restated Certificate of Incorporation of Datameg filed on August 4, 2000, and all subsequent amendments.

Proposal 5 asked shareholders to approve a proposal to increase the number of authorized shares of Datameg to 493,000,000 common shares.

For further information contact, Mark P. McGrath, Esq., Datameg's Corporate Counsel at #(413)-642-0160. Website references http://www.northelectriccompany.com.

Item 9.01 - Financial Statements and Exhibits

Exhibit 20.1 (furnished) - Stockholder Solicitation dated January 12, 2005 (furnished as Exhibit 20.1 to Datameg's current report on Form 8-K filed with the SEC on January 12, 2005 and incorporated herein by reference).

Exhibit 20.2 - Datameg Reincorporation - Agreement and Plan of Merger (filed as
Exhibit 20.2 to Datameg's current report on Form 8-K filed with the SEC on January 12, 2005 and incorporated herein by reference).

Exhibit 20.3 - Datameg Delaware Certificate of Incorporation (filed as Exhibit
20.3 to Datameg's current report on Form 8-K filed with the SEC on January 12, 2005 and incorporated herein by reference).

Exhibit 20.4 - Datameg Delaware Bylaws (filed as Exhibit 20.4 to Datameg's current report on Form 8-K filed with the SEC on January 12, 2005 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

By:     /s/ Andrew Benson
        ---------------------------
            Andrew Benson, Chairman

Date:  March 24, 2005